UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 12, 2011

                               IMAGINE MEDIA, LTD.
                               -------------------
             (Exact name of Registrant as specified in its charter)



     Delaware                       000-53316                  26-0731818
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(State or other jurisdiction   (Commission File No.)      (IRS Employer
of incorporation)                                          Identification No.)

                            7750 N. Union Blvd., #201
                           Colorado Springs, CO 80920
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (719) 266-4554

                                       N/A
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          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02   Unregistered Sales of Equity Securities.

     On September 12, 2011 the Company issued 89,350 shares of its common stock to its officers, directors and to a non-affiliate for services rendered.

     The 89,350 shares of common stock were not registered under the Securities Act of 1933 and are restricted securities. The Company relied upon the exemption provided by Section 4(2) of the Securities Act of 1933 in connection with the issuance.

     The persons who acquired these securities were sophisticated investors and were provided full information regarding the Company's business and operations. There was no general solicitation in connection with the offer or sale of these securities. The persons who acquired these securities acquired them for their own accounts. Any certificates representing the shares of common stock will bear a restricted legend providing that they cannot be sold unless pursuant to an effective registration statement or an exemption from registration. No commissions were paid in connection with the issuance.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 12, 2011.

                                 IMAGINE MEDIA, LTD.


                                 By: /s/ Gregory Bloom
                                     ----------------------------
                                     Gregory Bloom, President

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